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                      [McGLADREY & PULLEN, LLP LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in this Registration Statement on Form S-8 of our report, dated February 3, 1995, relating to the financial statements of Richey Electronics, Inc.


                                       /s/ McGLADREY & PULLEN, LLP


Pasadena, California
January 9, 1996